UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

FRIEDMAN INDUSTRIES, INCORPORATED
(Exact name of registrant as specified in its charter)

Texas	1-07521	74-1504405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1121 Judson Road Suite 124, Longview, Texas 75601
(Address of principal executive offices, including zip code)

(903) 758-3431
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	FRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02(d)         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Friedman Industries, Incorporated (the “Company”) increased the number of directors comprising the Board and appointed Sandra K. Scott and Sharon Taylor as directors of the Company to fill such newly created vacancies on June 14, 2022, effective immediately, in each case pursuant to and consistent with the authority provided in the Company’s Bylaws.

Ms. Scott served as the Chief Executive Officer of Sprint Industrial Holdings, LLC, a specialty rental equipment and transportation company specializing in temporary storage containers, safety equipment, hazardous waste transportation and trucking services for the petrochemical and oil and gas industries, for over 9 years from January 2010 through August 2019. Ms. Scott currently serves as a director on the board of directors of Terra Nova Solutions (acting as Chairman, Compensation Chair and an Audit Committee member), CEDA International, DWD International, LLC and Goodwill of Houston. Ms. Scott holds a Bachelor of Business Administration from Sam Houston State University and a Master of Business Administration: Business Administration, Management and Operations from the University of Houston. The Board did not immediately appoint Ms. Scott to serve on any of the committees.

Sharon Taylor serves as Vice President and Chief Financial Officer of Martin Midstream Partners and holds the same roles at Martin Resource Management Corporation. Ms. Taylor previously served as Director of Finance and Head of Investor Relations for the Martin Midstream Partners. Ms. Taylor was a member of the management group at Prism Gas Systems, Inc. (“Prism”) serving as Vice President and Chief Financial Officer, where she continued serving as Controller after the Martin Midstream Partner’s acquisition of Prism in November 2005. Prior to working at Prism, Ms. Taylor served as Director of Finance and Investor Relations for Dynamex Inc., a North American logistics company. Ms. Taylor holds a bachelor of business administration degree in accounting from Harding University. The Board did not immediately appoint Ms. Taylor to serve on any of the committees.

Ms. Scott and Ms. Taylor will each receive their pro rata portion the annual fees, including equity awards, if any, paid to the Board for their service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         June 16, 2022

FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ Alex LaRue
Alex LaRue
Chief Financial Officer - Secretary and Treasurer